Exhibit 99.1

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Mortgage Rates (%)               Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                        1      444,717.82        0.33       3.000          2.750       80.00        0.0    790
3.001 - 3.500                        1      496,038.62        0.36       3.500          3.250       79.40        0.0    766
3.501 - 4.000                        6    2,841,949.92        2.09       3.816          3.566       72.66       65.5    713
4.001 - 4.500                       23   10,199,227.46        7.49       4.369          4.119       72.41       42.3    705
4.501 - 5.000                       71   29,418,340.84       21.62       4.880          4.630       73.59       20.2    710
5.001 - 5.500                      120   49,828,841.92       36.61       5.352          5.102       73.94       11.4    723
5.501 - 6.000                       70   28,468,167.81       20.92       5.717          5.467       75.30       13.4    718
6.001 - 6.500                       22    8,856,920.25        6.51       6.278          6.028       78.79       16.3    677
6.501 - 7.000                       12    3,899,699.23        2.87       6.759          6.509       81.10        0.0    683
7.001 - 7.500                        4      869,384.17        0.64       7.343          7.093       80.00        0.0    695
7.501 - 8.000                        3      774,244.23        0.57       7.744          7.494       80.00       20.6    625
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Total:                             333  136,097,532.27      100.00       5.333          5.083       74.64       17.1    713
---------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 7.875%
Weighted Average: 5.333%
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Net Coupon (%)                   Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                        1      444,717.82        0.33       3.000          2.750       80.00        0.0    790
3.001 - 3.500                        4    1,898,388.54        1.39       3.652          3.402       77.59       54.4    712
3.501 - 4.000                        8    4,077,729.17        3.00       4.106          3.856       69.67       57.2    702
4.001 - 4.500                       34   14,303,000.72       10.51       4.550          4.300       74.31       21.9    718
4.501 - 5.000                       99   40,562,640.58       29.80       5.049          4.799       74.15       20.7    719
5.001 - 5.500                      128   54,671,786.14       40.17       5.537          5.287       73.62        9.6    716
5.501 - 6.000                       33   11,794,015.49        8.67       6.050          5.800       78.62       20.9    703
6.001 - 6.500                       14    5,186,271.84        3.81       6.563          6.313       80.25        9.1    679
6.501 - 7.000                        7    1,834,119.18        1.35       6.928          6.678       80.00        0.0    666
7.001 - 7.500                        4    1,205,112.16        0.89       7.591          7.341       80.00       13.2    655
7.501 - 8.000                        1      119,750.63        0.09       7.875          7.625       80.00        0.0    649
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Total:                             333  136,097,532.27      100.00       5.333          5.083       74.64       17.1    713
---------------------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 7.625%
Weighted Average: 5.083%
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 1 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                     Number                         % of                               Average
                                         of            Total       Total    Weighted       Weighted   Original
Current Mortgage Loan              Mortgage          Current     Current     Average        Average    Subject  % Full-Alt   FICO
Principal Balance ($)                 Loans      Balance ($)     Balance  Coupon (%) Net Coupon (%)    LTV (%)         Doc  Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         8       666,701.77        0.49       5.278          5.028      75.89        51.2    708
100,000.01 - 200,000.00                  51     7,799,294.30        5.73       5.544          5.294      77.10        39.9    700
200,000.01 - 300,000.00                  32     7,711,725.74        5.67       5.608          5.358      80.01        31.8    713
300,000.01 - 400,000.00                  77    28,169,438.70       20.70       5.360          5.110      75.32        11.1    719
400,000.01 - 500,000.00                  77    34,935,169.76       25.67       5.329          5.079      76.10        10.7    719
500,000.01 - 600,000.00                  45    24,700,320.23       18.15       5.230          4.980      75.66        17.7    708
600,000.01 - 700,000.00                  24    15,435,470.18       11.34       5.358          5.108      71.76        25.4    717
700,000.01 - 800,000.00                   8     6,033,690.25        4.43       5.204          4.954      69.86         0.0    698
800,000.01 - 900,000.00                   5     4,247,101.65        3.12       4.966          4.716      67.69         0.0    692
900,000.01 - 1,000,000.00                 4     3,993,619.69        2.93       5.220          4.970      67.07        25.0    722
1,000,000.01 - 1,500,000.00               2     2,405,000.00        1.77       5.564          5.314      65.00        48.6    689
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total:                                  333   136,097,532.27      100.00       5.333          5.083      74.64        17.1    713
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 64,092.32
Maximum: 1,235,000.00
Average: 408,701.30
Total: 136,097,532.27
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                     Number                         % of                               Average
                                         of            Total       Total    Weighted       Weighted   Original
FICO                               Mortgage          Current     Current     Average        Average    Subject  % Full-Alt   FICO
Score                                 Loans      Balance ($)     Balance  Coupon (%) Net Coupon (%)    LTV (%)         Doc  Score
---------------------------------------------------------------------------------------------------------------------------------
601 - 625                                 8     3,735,779.86        2.74       6.118          5.868      74.39         4.3    620
626 - 650                                10     4,429,376.95        3.25       5.590          5.340      66.01        14.7    642
651 - 675                                49    19,093,189.62       14.03       5.516          5.266      75.68        26.1    664
676 - 700                                73    29,000,199.54       21.31       5.297          5.047      74.51        19.2    687
701 - 725                                52    21,786,009.77       16.01       5.311          5.061      73.99        13.0    711
726 - 750                                73    28,975,155.10       21.29       5.261          5.011      74.78        17.2    736
751 - 775                                46    18,487,549.62       13.58       5.167          4.917      77.29        21.8    764
776 - 800                                19     9,561,100.97        7.03       5.257          5.007      72.97         0.0    783
801 - 825                                 3     1,029,170.84        0.76       5.171          4.921      75.04         0.0    802
---------------------------------------------------------------------------------------------------------------------------------

Total:                                  333   136,097,532.27      100.00       5.333          5.083      74.64        17.1    713
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 618
Maximum: 804
Non-Zero Weighted Average: 713
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 2 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Weighted
                                       Number                         % of                                Average
                                           of            Total       Total    Weighted        Weighted   Original
                                     Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Documentation Level                     Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
Full or Alternate                         111    55,670,388.68       40.90       5.200           4.950      74.82        0.0    720
Limited                                    66    21,151,885.67       15.54       5.504           5.254      75.28        0.0    702
Stated Income Verification of Assets       44    20,711,230.37       15.22       5.250           5.000      73.09        0.0    730
Full                                       54    17,724,712.02       13.02       5.158           4.908      75.01      100.0    709
No Documentation                           18     7,904,200.70        5.81       5.930           5.680      68.28        0.0    697
No Ratio                                   23     6,651,096.13        4.89       6.457           6.207      79.53        0.0    676
Alternative                                14     5,506,326.38        4.05       4.800           4.550      77.49      100.0    699
Stated Documentation                        3       777,692.32        0.57       4.510           4.260      80.00        0.0    720

-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Weighted
                                       Number                         % of                                Average
                                           of            Total       Total    Weighted        Weighted   Original
Original                             Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)                 Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                    1       125,000.00        0.09       5.375           5.125      25.77        0.0    687
30.01 - 35.00                               1       650,000.00        0.48       4.875           4.625      34.85      100.0    645
40.01 - 45.00                               2       425,000.00        0.31       5.341           5.091      43.59       21.2    752
45.01 - 50.00                               5     1,558,732.53        1.15       4.968           4.718      47.19        0.0    748
50.01 - 55.00                               6     3,865,421.58        2.84       5.253           5.003      53.62        0.0    685
55.01 - 60.00                               4     1,778,002.00        1.31       4.803           4.553      59.03        0.0    698
60.01 - 65.00                              23    13,161,012.95        9.67       5.148           4.898      63.88       22.2    710
65.01 - 70.00                              37    19,019,705.43       13.98       5.305           5.055      68.71        9.4    717
70.01 - 75.00                              32    13,907,213.11       10.22       5.245           4.995      73.70       11.5    714
75.01 - 80.00                             202    75,768,391.67       55.67       5.399           5.149      79.55       19.5    713
80.01 - 85.00                               3       987,717.04        0.73       5.460           5.210      82.98       14.4    717
85.01 - 90.00                               9     2,781,000.00        2.04       5.788           5.538      89.93        8.1    727
90.01 - 95.00                               8     2,070,335.96        1.52       5.274           5.024      95.00       51.9    711

-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713

-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 25.77%
Maximum: 95.00%
Weighted Average by Current Balance: 74.64%
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 3 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
Coverage on Loans with Original     Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Loan-to-Value Ratios above 80%         Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

Y                                         20     5,839,053.00      100.00       5.550           5.300      90.55       24.7    720

----------------------------------------------------------------------------------------------------------------------------------
Total:                                    20     5,839,053.00      100.00       5.550           5.300      90.55       24.7    720
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
Geographic                                of            Total       Total    Weighted        Weighted   Original
Distribution                        Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
by Balance                             Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

California                               163    71,106,555.83       52.25       5.403           5.153      73.81       10.0    715
Florida                                   28     8,398,921.71        6.17       5.420           5.170      76.25       31.1    706
Virginia                                  18     8,276,184.13        6.08       5.192           4.942      74.97       20.2    700
Arizona                                   15     5,413,685.30        3.98       5.063           4.813      78.08       40.3    720
Texas                                     11     4,659,918.66        3.42       5.135           4.885      72.10       17.7    715
Illinois                                   9     3,913,675.67        2.88       5.590           5.340      75.82       20.7    723
New Jersey                                 9     3,578,903.06        2.63       5.325           5.075      71.17       21.4    729
Colorado                                  15     3,392,364.05        2.49       5.415           5.165      75.73       32.5    721
New York                                   5     3,216,097.48        2.36       5.635           5.385      69.03        0.0    702
Nevada                                     8     2,873,388.41        2.11       5.097           4.847      78.24       17.3    703
Other                                     52    21,267,837.97       15.63       5.157           4.907      76.89       26.7    708

----------------------------------------------------------------------------------------------------------------------------------
Total:                                   333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713

----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 28
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
                                    Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Purpose                                Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

Purchase                                 201    81,214,552.77       59.67       5.344           5.094      77.24       20.2    717
Refinance - Cashout                       76    30,461,127.48       22.38       5.405           5.155      70.01       14.8    701
Refinance - Rate Term                     56    24,421,852.02       17.94       5.208           4.958      71.77        9.5    714

----------------------------------------------------------------------------------------------------------------------------------
Total:                                   333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 4 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                Number                         % of                                Average
                                    of            Total       Total    Weighted        Weighted   Original
                              Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Property Type                    Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------

Single Family Residence            208    86,334,769.00       63.44       5.335           5.085      74.55       13.8    715
Planned Unit Development            88    35,784,065.77       26.29       5.261           5.011      74.10       19.8    706
Condominium                         25     8,175,455.38        6.01       5.209           4.959      78.37       22.6    722
2 Family                             9     4,473,981.14        3.29       5.989           5.739      75.39       38.5    716
4 Family                             3     1,329,260.98        0.98       5.672           5.422      69.84       48.9    706
----------------------------------------------------------------------------------------------------------------------------

Total:                             333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                Number                         % of                                Average
                                    of            Total       Total    Weighted        Weighted   Original
                              Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Occupancy                        Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------

Primary                            307   126,705,865.54       93.10       5.316           5.066      74.56       14.7    712
Second Home                         12     4,990,929.93        3.67       5.344           5.094      76.75       35.2    722
Investment                          14     4,400,736.80        3.23       5.815           5.565      74.68       64.1    726
----------------------------------------------------------------------------------------------------------------------------

Total:                             333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                Number                         % of                                Average
                                    of            Total       Total    Weighted        Weighted   Original
Remaining Term                Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
to Stated Maturity               Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------

349 - 351                            2       261,523.28        0.19       5.355           5.105      71.15       59.5    734
352 - 354                            8     2,101,608.01        1.54       4.932           4.682      77.91        4.0    709
355 - 357                          114    39,467,026.04       29.00       5.299           5.049      73.82       23.4    705
358 - 360                          209    94,267,374.94       69.26       5.356           5.106      74.93       14.6    717
----------------------------------------------------------------------------------------------------------------------------

Total:                             333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------
Minimum: 350
Maximum: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 5 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
                                    Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Product Type                           Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

10 Yr IO - ARM - 3 Yr (1 Yr Libor)         4     2,722,180.00        2.00       5.279           5.029      70.96       49.5    690
10 Yr IO - ARM - 3 Yr (6 Mo Libor)        62    18,961,124.37       13.93       5.177           4.927      74.65       52.2    709
2 Yr IO - ARM - 2 Yr (6 Mo Libor)          3     1,088,000.00        0.80       6.121           5.871      80.00        0.0    678
3 Yr IO - ARM - 3 Yr (1 Yr CMT)            1       389,500.00        0.29       5.000           4.750      95.00        0.0    620
3 Yr IO - ARM - 3 Yr (1 Yr Libor)        126    59,330,024.35       43.59       5.277           5.027      75.49       10.3    722
3 Yr IO - ARM - 3 Yr (6 Mo Libor)         22     7,775,222.03        5.71       5.622           5.372      74.45       15.7    695
ARM - 2 Yr (6 Mo Libor)                   19     4,910,851.03        3.61       6.835           6.585      78.66       10.5    665
ARM - 3 Yr (1 Yr CMT)                      1       633,606.71        0.47       5.500           5.250      68.65        0.0    677
ARM - 3 Yr (1 Yr Libor)                   74    33,695,775.01       24.76       5.175           4.925      73.11        7.4    719
ARM - 3 Yr (6 Mo Libor)                   21     6,591,248.77        4.84       5.533           5.283      72.07       25.5    694
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
                                    Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Index Type                             Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

Treasury - 1 Year                          2     1,023,106.71        0.75       5.310           5.060      78.68        0.0    655
Libor - 6 Month                          127    39,326,446.20       28.90       5.558           5.308      74.83       33.8    697
Libor - 1 Year                           204    95,747,979.36       70.35       5.241           4.991      74.52       10.4    720
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 6 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                   Number                         % of                                Average
                                       of            Total       Total    Weighted        Weighted   Original
                                 Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Gross Margin (%)                    Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-------------------------------------------------------------------------------------------------------------------------------
1.875                                   1       186,529.00        0.14       4.625           4.375      75.00        0.0    659
2.250                                 295   123,480,882.68       90.73       5.264           5.014      74.55       16.4    715
2.500                                   2       429,025.57        0.32       5.785           5.535      80.00        0.0    694
2.625                                   1       223,327.68        0.16       6.000           5.750      80.00      100.0    676
2.750                                  12     5,105,725.67        3.75       5.450           5.200      74.91       48.9    707
2.875                                   2     1,029,168.46        0.76       5.740           5.490      64.59        0.0    668
3.000                                   3     1,052,336.14        0.77       5.417           5.167      73.03       12.5    717
3.125                                   2       811,345.59        0.60       6.236           5.986      80.00        0.0    680
3.375                                   1       221,822.32        0.16       6.750           6.500      80.00        0.0    645
3.500                                   7     1,710,299.23        1.26       6.847           6.597      76.17        0.0    690
3.750                                   1       375,023.34        0.28       6.750           6.500      80.00        0.0    660
3.875                                   2       518,236.75        0.38       6.976           6.726      80.00        0.0    685
4.125                                   1       179,565.61        0.13       7.125           6.875      80.00        0.0    653
4.250                                   1       159,550.60        0.12       7.625           7.375      79.99      100.0    624
4.375                                   1       494,943.00        0.36       7.750           7.500      80.00        0.0    620
4.875                                   1       119,750.63        0.09       7.875           7.625      80.00        0.0    649
-------------------------------------------------------------------------------------------------------------------------------

Total:                                333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.875%
Maximum: 4.875%
Weighted Average: 2.328%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                   Number                         % of                                Average
                                       of            Total       Total    Weighted        Weighted   Original
                                 Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Initial Periodic Cap (%)            Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-------------------------------------------------------------------------------------------------------------------------------

2.000                                 177    86,568,397.51       63.61       5.202           4.952      74.39        7.2    720
3.000                                  33     8,245,595.92        6.06       6.169           5.919      81.25       19.2    674
5.000                                   5       911,293.35        0.67       5.567           5.317      79.91        9.2    709
6.000                                 118    40,372,245.49       29.66       5.437           5.187      73.72       37.9    705
-------------------------------------------------------------------------------------------------------------------------------

Total:                                333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713

-------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 3.267%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 7 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Periodic Cap (%)                  Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

1.000                                42    10,676,507.54        7.84       6.218           5.968      80.34       15.6    676
2.000                               291   125,421,024.73       92.16       5.258           5.008      74.16       17.2    716
-----------------------------------------------------------------------------------------------------------------------------

Total:                              333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.922%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Lifetime Rate Cap (%)             Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

5.000                                33     8,141,217.24        5.98       6.222           5.972      80.69       15.7    673
5.250                                 1       308,750.00        0.23       4.500           4.250      95.00      100.0    728
6.000                               299   127,647,565.03       93.79       5.278           5.028      74.21       17.0    716
-----------------------------------------------------------------------------------------------------------------------------

Total:                              333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.938%
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 8 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
                                   Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Maximum Mortgage Rates (%)            Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

8.001 - 9.000                             1       444,717.82        0.33       3.000           2.750      80.00        0.0    790
9.001 - 10.000                           13     4,837,011.91        3.55       3.999           3.749      76.50       54.7    716
10.001 - 11.000                          96    39,524,434.01       29.04       4.792           4.542      73.32       24.5    708
11.001 - 12.000                         197    81,343,165.60       59.77       5.536           5.286      74.57       11.9    718
12.001 - 13.000                          24     9,397,584.37        6.91       6.522           6.272      79.32       12.6    681
13.001 - 14.000                           2       550,618.56        0.40       7.437           7.187      80.00        0.0    695
---------------------------------------------------------------------------------------------------------------------------------

Total:                                  333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 9.000%
Maximum: 13.500%
Weighted Average: 11.271%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
                                   Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Months to Next Rate Adjustment        Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

12 - 17                                   1       450,886.15        0.33       6.875           6.625      80.00        0.0    655
18 - 23                                  21     5,547,964.88        4.08       6.692           6.442      78.82        9.3    669
24 - 29                                   5       833,177.32        0.61       5.461           5.211      71.96       18.7    722
30 - 35                                 302   127,094,803.92       93.39       5.257           5.007      74.44       17.8    716
36 - 41                                   4     2,170,700.00        1.59       5.959           5.709      75.97        0.0    671
---------------------------------------------------------------------------------------------------------------------------------

Total:                                  333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 17
Maximum: 36
Weighted Average: 33
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
                                   Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Interest Only                         Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

N                                       115    45,831,481.52       33.68       5.409           5.159      73.49       10.2    709
Y                                       218    90,266,050.75       66.32       5.295           5.045      75.23       20.5    715
---------------------------------------------------------------------------------------------------------------------------------

Total:                                  333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                                Page 9 of 10

                                                                MORGAN STANLEY
                                                                   333 records
MSM 2004-8AR Group 1                                      Balance: 136,097,532
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Prepayment Penalty Flag           Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

N                                   234   107,157,755.94       78.74       5.267           5.017      74.46       12.4    718
Y                                    99    28,939,776.33       21.26       5.577           5.327      75.33       34.3    696
-----------------------------------------------------------------------------------------------------------------------------

Total:                              333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Prepayment Penalty Term           Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

0                                   234   107,157,755.94       78.74       5.267           5.017      74.46       12.4    718
6                                     1       581,000.00        0.43       6.250           6.000      68.35        0.0    646
12                                    3       530,527.46        0.39       6.807           6.557      80.00       54.9    699
24                                   18     5,017,437.42        3.69       6.680           6.430      78.69        4.5    665
36                                   62    18,387,650.00       13.51       5.387           5.137      74.64       42.0    707
60                                   15     4,423,161.45        3.25       4.884           4.634      74.78       38.5    690
-----------------------------------------------------------------------------------------------------------------------------

Total:                              333   136,097,532.27      100.00       5.333           5.083      74.64       17.1    713
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:50                                               Page 10 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Mortgage Rates (%)                Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

3.501 - 4.000                         8     1,894,634.00        0.60       3.934           3.659      59.41       79.7    743
4.001 - 4.500                        25     5,946,052.31        1.89       4.395           4.128      67.86       58.1    747
4.501 - 5.000                       137    29,654,063.34        9.45       4.863           4.577      72.96       43.3    734
5.001 - 5.500                       298    68,723,600.34       21.90       5.358           5.093      74.13       47.5    722
5.501 - 6.000                       521   129,650,248.37       41.32       5.803           5.540      75.80       34.2    717
6.001 - 6.500                       217    57,971,524.79       18.47       6.289           6.026      78.20       22.4    713
6.501 - 7.000                        69    16,790,778.84        5.35       6.775           6.514      84.45       13.0    716
7.001 - 7.500                        13     3,172,273.29        1.01       7.207           6.957      81.17        0.0    720
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 3.625%
Maximum: 7.375%
Weighted Average: 5.735%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Net Coupon (%)                    Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

3.001 - 3.500                         1       239,259.96        0.08       3.625           3.375      80.00      100.0    738
3.501 - 4.000                        13     3,104,983.09        0.99       4.087           3.822      59.38       69.3    748
4.001 - 4.500                        72    16,623,779.12        5.30       4.645           4.356      70.99       45.3    743
4.501 - 5.000                       205    45,517,892.74       14.51       5.121           4.841      74.15       43.2    722
5.001 - 5.500                       481   112,539,573.26       35.86       5.613           5.349      75.10       40.6    721
5.501 - 6.000                       348    93,119,076.59       29.67       6.029           5.770      76.49       31.8    716
6.001 - 6.500                       134    34,699,695.88       11.06       6.529           6.269      80.47       13.3    709
6.501 - 7.000                        30     7,430,404.24        2.37       7.018           6.768      85.74        6.7    727
7.001 - 7.500                         4       528,510.40        0.17       7.375           7.125      92.25        0.0    657
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 3.375%
Maximum: 7.125%
Weighted Average: 5.469%
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 1 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
Current Mortgage Loan              Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Principal Balance ($)                 Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

0.01 - 100,000.00                       168    12,862,080.31        4.10       5.759           5.474      76.30       32.7    723
100,000.01 - 200,000.00                 515    76,077,522.44       24.24       5.677           5.407      79.47       42.2    722
200,000.01 - 300,000.00                 255    62,468,030.13       19.91       5.557           5.283      77.29       34.0    719
300,000.01 - 400,000.00                 187    64,976,428.21       20.71       5.819           5.555      76.27       28.7    719
400,000.01 - 500,000.00                  76    34,214,544.49       10.90       5.789           5.529      76.63       36.2    716
500,000.01 - 600,000.00                  38    20,964,670.77        6.68       5.643           5.386      74.59       36.5    720
600,000.01 - 700,000.00                  21    13,484,950.61        4.30       6.008           5.758      73.54       38.1    707
700,000.01 - 800,000.00                   6     4,538,390.72        1.45       5.614           5.364      64.22       35.2    709
800,000.01 - 900,000.00                   9     7,686,321.65        2.45       5.974           5.724      69.86       33.5    724
900,000.01 - 1,000,000.00                 6     5,843,306.61        1.86       6.175           5.925      61.01       17.1    725
1,000,000.01 - 1,500,000.00               4     4,953,779.58        1.58       6.076           5.826      55.54        0.0    716
1,500,000.01 >=                           3     5,733,149.76        1.83       5.838           5.588      63.22       61.5    751
---------------------------------------------------------------------------------------------------------------------------------

Total:                                1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 31,393.61
Maximum: 2,210,000.00
Average: 243,636.01
Total: 313,803,175.28
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
FICO                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Score                                 Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

601 - 625                                 2       999,951.63        0.32       5.890           5.595      81.80      100.0    618
626 - 650                                39    10,988,991.12        3.50       5.924           5.667      79.34       57.7    642
651 - 675                               149    36,519,417.35       11.64       5.848           5.584      76.65       39.0    665
676 - 700                               232    55,682,641.46       17.74       5.753           5.485      76.70       34.4    688
701 - 725                               265    61,361,427.71       19.55       5.805           5.541      75.61       26.8    712
726 - 750                               270    70,521,916.54       22.47       5.738           5.473      75.37       31.9    737
751 - 775                               211    49,809,888.89       15.87       5.631           5.364      75.58       39.0    762
776 - 800                               108    25,858,814.52        8.24       5.487           5.217      74.14       40.2    784
801 - 825                                12     2,060,126.06        0.66       5.610           5.325      73.23       20.8    807
---------------------------------------------------------------------------------------------------------------------------------

Total:                                1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 614
Maximum: 816
Non-Zero Weighted Average: 720
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 2 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Documentation Level               Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

Limited                             485   128,978,490.58       41.10       5.832           5.573      76.14        0.0    718
Full                                358    84,434,449.53       26.91       5.538           5.287      77.06      100.0    719
No Documentation                    294    63,221,026.71       20.15       5.787           5.480      73.05        0.0    724
Alternative                         106    25,577,967.08        8.15       5.626           5.376      77.67      100.0    715
No Ratio                             38    10,453,473.71        3.33       6.123           5.873      74.89        0.0    725
Lite                                  6       926,769.68        0.30       5.307           5.057      85.23        0.0    737
Stated Documentation                  1       210,997.99        0.07       5.125           4.875      80.00        0.0    739
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
Original                       Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)           Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

<= 30.00                              7     1,654,130.28        0.53       5.433           5.173      27.17        9.0    712
30.01 - 35.00                         6       873,332.43        0.28       4.966           4.700      32.93       18.9    731
35.01 - 40.00                         9     1,466,414.11        0.47       5.341           5.048      36.97       10.9    721
40.01 - 45.00                        15     3,486,856.44        1.11       5.252           4.969      42.32       21.3    727
45.01 - 50.00                        20     5,904,054.09        1.88       5.419           5.150      47.98       22.8    751
50.01 - 55.00                        19     5,620,563.16        1.79       5.540           5.283      52.82        9.7    725
55.01 - 60.00                        42    15,851,495.25        5.05       5.663           5.407      58.11       29.2    723
60.01 - 65.00                        53    17,213,229.91        5.49       5.611           5.344      63.46        5.4    725
65.01 - 70.00                        63    23,074,681.53        7.35       5.654           5.399      68.86       26.8    718
70.01 - 75.00                        81    26,912,778.27        8.58       5.801           5.540      73.76       31.2    714
75.01 - 80.00                       747   172,029,614.04       54.82       5.690           5.429      79.81       46.6    719
80.01 - 85.00                        30     4,232,877.08        1.35       5.975           5.700      84.73       32.2    718
85.01 - 90.00                        91    16,622,152.15        5.30       6.265           5.996      89.68       25.0    716
90.01 - 95.00                       104    18,658,846.13        5.95       6.146           5.822      94.88        5.9    716
95.01 - 100.00                        1       202,150.41        0.06       5.125           4.875      95.59        0.0    670
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 18.70%
Maximum: 95.59%
Weighted Average by Current Balance: 75.88%
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 3 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
Coverage on Loans with Original     Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Loan-to-Value Ratios above 80%         Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

N                                          3       898,551.63        2.26       5.862           5.562      89.81       63.5    668
Y                                        223    38,817,474.14       97.74       6.180           5.884      91.67       15.6    717
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   226    39,716,025.77      100.00       6.172           5.877      91.62       16.7    716
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                      Number                         % of                                Average
Geographic                                of            Total       Total    Weighted        Weighted   Original
Distribution                        Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
by Balance                             Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

California                               303   108,167,493.44       34.47       5.781           5.528      73.12       26.8    720
Arizona                                  174    33,465,937.45       10.66       5.706           5.448      77.26       52.0    722
Florida                                  189    32,664,762.27       10.41       5.965           5.689      81.49       17.3    711
Colorado                                  75    14,447,184.15        4.60       5.431           5.167      76.05       55.7    729
Georgia                                   62    13,257,058.45        4.22       5.594           5.330      77.84       47.8    705
Nevada                                    49    12,314,340.39        3.92       5.761           5.506      77.62       53.3    720
New Jersey                                40    10,453,945.65        3.33       5.457           5.137      77.26       11.7    724
Texas                                     62     9,501,831.72        3.03       5.779           5.519      81.62       38.3    727
Washington                                35     8,779,366.17        2.80       5.673           5.413      74.91       60.5    729
Massachusetts                             19     8,716,826.38        2.78       5.920           5.656      66.73       41.5    724
Other                                    280    62,034,429.21       19.77       5.666           5.386      76.50       37.4    720
----------------------------------------------------------------------------------------------------------------------------------

Total:                                 1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 46
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Weighted
                                      Number                         % of                                Average
                                          of            Total       Total    Weighted        Weighted   Original
                                    Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Purpose                                Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

Purchase                                 922   213,708,337.98       68.10       5.774           5.504      79.27       35.3    724
Refinance - Cashout                      231    66,801,362.84       21.29       5.746           5.488      68.30       30.6    706
Refinance - Rate Term                    135    33,293,474.46       10.61       5.461           5.207      69.36       42.3    717
----------------------------------------------------------------------------------------------------------------------------------

Total:                                 1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 4 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                         % of                                Average
                                   of            Total       Total    Weighted        Weighted   Original
                             Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Property Type                   Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

Single Family Residence           697   178,757,778.91       56.96       5.709           5.443      74.84       32.7    720
Planned Unit Development          374    88,697,886.64       28.27       5.737           5.473      77.98       42.2    717
Condominium                       154    30,498,199.32        9.72       5.769           5.498      77.49       38.0    721
2 Family                           41     9,064,783.29        2.89       5.740           5.476      75.05       18.4    723
4 Family                            9     3,756,718.22        1.20       6.338           6.088      70.80       14.9    733
3 Family                            8     2,516,870.32        0.80       6.229           5.972      65.28        6.4    750
Co-op                               4       343,938.58        0.11       5.104           4.772      79.20        0.0    718
Townhouse                           1       167,000.00        0.05       6.000           5.750      89.99      100.0    709
---------------------------------------------------------------------------------------------------------------------------

Total:                          1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                         % of                                Average
                                   of            Total       Total    Weighted        Weighted   Original
                             Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Occupancy                       Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

Primary                           962   249,045,079.11       79.36       5.703           5.438      76.05       36.5    717
Investment                        260    49,255,721.27       15.70       5.886           5.624      74.24       28.5    730
Second Home                        66    15,502,374.90        4.94       5.759           5.474      78.31       31.9    728
---------------------------------------------------------------------------------------------------------------------------

Total:                          1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                         % of                                Average
                                   of            Total       Total    Weighted        Weighted   Original
Remaining Term               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
to Stated Maturity              Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

349 - 351                          10     1,839,676.93        0.59       5.623           5.328      80.08        5.2    713
352 - 354                          31     5,605,589.84        1.79       5.321           5.071      79.22       53.6    718
355 - 357                         550   111,751,325.42       35.61       5.524           5.238      78.26       31.5    720
358 - 360                         697   194,606,583.09       62.02       5.869           5.615      74.38       36.9    720
---------------------------------------------------------------------------------------------------------------------------

Total:                          1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------

Minimum: 349
Maximum: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 5 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
                                   Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Product Type                          Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

10 Yr IO - ARM - 5 Yr (1 Yr Libor)       36    11,787,735.89        3.76       5.938           5.688      74.69       29.8    724
10 Yr IO - ARM - 5 Yr (6 Mo Libor)      538   134,631,462.06       42.90       5.741           5.491      75.87       41.9    716
5 Yr IO - ARM - 5 Yr (1 Yr CMT)           3       976,280.00        0.31       5.834           5.584      74.92       83.7    670
5 Yr IO - ARM - 5 Yr (1 Yr Libor)       218    51,484,879.18       16.41       5.763           5.513      76.71       47.0    723
5 Yr IO - ARM - 5 Yr (6 Mo Libor)        88    28,301,771.84        9.02       5.829           5.579      71.90       36.1    726
ARM - 5 Yr (1 Yr CMT)                    38     9,058,099.98        2.89       5.496           5.131      82.32        6.5    717
ARM - 5 Yr (1 Yr Libor)                  40    12,629,393.88        4.02       5.428           5.178      74.43       48.3    720
ARM - 5 Yr (6 Mo Libor)                 327    64,933,552.45       20.69       5.712           5.404      76.60       12.7    722
---------------------------------------------------------------------------------------------------------------------------------

Total:                                1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                     Number                         % of                                Average
                                         of            Total       Total    Weighted        Weighted   Original
                                   Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Index Type                            Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

Treasury - 1 Year                        41    10,034,379.98        3.20       5.529           5.176      81.60       14.0    712
Libor - 6 Month                         953   227,866,786.35       72.61       5.744           5.477      75.58       32.8    719
Libor - 1 Year                          294    75,902,008.95       24.19       5.735           5.485      76.02       44.5    723
---------------------------------------------------------------------------------------------------------------------------------

Total:                                1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 6 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Gross Margin (%)                  Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

2.000                               175    30,369,476.35        9.68       5.547           5.172      79.58        0.0    729
2.250                             1,060   269,223,091.57       85.79       5.759           5.509      75.25       40.2    719
2.375                                 1       133,824.00        0.04       7.375           7.125      95.00        0.0    649
2.400                                 1       141,399.97        0.05       5.625           5.375      80.00        0.0    727
2.750                                43    10,609,933.14        3.38       5.577           5.230      81.57       16.5    714
3.000                                 2       849,911.29        0.27       5.772           5.522      58.83        0.0    701
3.250                                 2     1,178,056.60        0.38       6.394           6.144      74.29        0.0    672
3.500                                 1       552,000.00        0.18       5.875           5.625      80.00        0.0    718
3.750                                 1        96,131.95        0.03       6.750           6.500      95.00      100.0    670
5.125                                 1       202,150.41        0.06       5.125           4.875      95.59        0.0    670
5.500                                 1       447,200.00        0.14       5.500           5.250      80.00        0.0    724
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720

-----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 5.500%
Weighted Average: 2.258%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                 Number                         % of                                Average
                                     of            Total       Total    Weighted        Weighted   Original
                               Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Initial Periodic Cap (%)          Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
-----------------------------------------------------------------------------------------------------------------------------

2.000                                 8     1,914,279.55        0.61       5.515           5.241      79.53        0.0    705
5.000                               414    88,300,914.50       28.14       5.695           5.391      79.75       20.6    717
5.750                                 1       157,070.52        0.05       6.500           6.250      90.00      100.0    720
5.975                                 1       231,200.00        0.07       5.875           5.625      80.00      100.0    786
6.000                               864   223,199,710.71       71.13       5.752           5.502      74.30       40.9    721
-----------------------------------------------------------------------------------------------------------------------------

Total:                            1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 5.694%
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 7 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



--------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                         % of                                Average
                                  of            Total       Total    Weighted        Weighted   Original
                            Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Periodic Cap (%)               Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
--------------------------------------------------------------------------------------------------------------------------

1.000                            316    58,946,581.67       18.78       5.775           5.461      80.62       10.2    716
2.000                            972   254,856,593.61       81.22       5.726           5.471      74.78       40.8    721
--------------------------------------------------------------------------------------------------------------------------

Total:                         1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
--------------------------------------------------------------------------------------------------------------------------

Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.812%
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                         % of                                Average
                                  of            Total       Total    Weighted        Weighted   Original
                            Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Lifetime Rate Cap (%)          Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
--------------------------------------------------------------------------------------------------------------------------

5.000                            416    88,666,976.79       28.26       5.691           5.386      79.73       20.6    717
5.750                              1       157,070.52        0.05       6.500           6.250      90.00      100.0    720
5.970                              1       441,500.00        0.14       5.750           5.500      66.89        0.0    688
6.000                            870   224,537,627.97       71.55       5.752           5.501      74.37       40.8    721
--------------------------------------------------------------------------------------------------------------------------

Total:                         1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
--------------------------------------------------------------------------------------------------------------------------

Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.717%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 8 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                         % of                                Average
                                        of            Total       Total    Weighted        Weighted   Original
                                  Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Maximum Mortgage Rates (%)           Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
--------------------------------------------------------------------------------------------------------------------------------

8.001 - 9.000                            4     1,033,374.04        0.33       3.966           3.669      56.19       62.8    765
9.001 - 10.000                          63    15,432,039.56        4.92       4.745           4.420      71.23       25.5    730
10.001 - 11.000                        326    69,298,063.88       22.08       5.360           5.071      77.41       35.8    725
11.001 - 12.000                        721   174,202,108.67       55.51       5.765           5.509      75.43       39.3    717
12.001 - 13.000                        166    51,362,423.37       16.37       6.403           6.152      77.04       23.8    717
13.001 - 14.000                          8     2,475,165.76        0.79       7.176           6.926      77.87        0.0    737
--------------------------------------------------------------------------------------------------------------------------------

Total:                               1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 8.875%
Maximum: 13.250%
Weighted Average: 11.452%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                         % of                                Average
                                        of            Total       Total    Weighted        Weighted   Original
                                  Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Months to Next Rate Adjustment       Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
--------------------------------------------------------------------------------------------------------------------------------

48 - 53                                 21     3,986,570.17        1.27       5.508           5.238      79.62       13.5    714
54 - 59                              1,262   306,859,305.11       97.79       5.736           5.470      75.81       35.2    720
60 - 65                                  5     2,957,300.00        0.94       5.954           5.704      78.38       49.3    717
--------------------------------------------------------------------------------------------------------------------------------

Total:                               1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 49
Maximum: 60
Weighted Average: 58
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                         % of                                Average
                                        of            Total       Total    Weighted        Weighted   Original
                                  Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Interest Only                        Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
--------------------------------------------------------------------------------------------------------------------------------

N                                      405    86,621,046.31       27.60       5.648           5.342      76.88       17.2    721
Y                                      883   227,182,128.97       72.40       5.768           5.518      75.50       41.9    719
--------------------------------------------------------------------------------------------------------------------------------

Total:                               1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                                Page 9 of 10

                                                                MORGAN STANLEY
                                                                 1,288 records
MSM 2004-8AR Group 2 Tables                               Balance: 313,803,175
==============================================================================



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                         % of                                Average
                                   of            Total       Total    Weighted        Weighted   Original
                             Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Prepayment Penalty Flag         Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

N                                 848   204,088,878.39       65.04       5.679           5.405      75.88       36.1    721
Y                                 440   109,714,296.89       34.96       5.838           5.588      75.88       33.1    717
---------------------------------------------------------------------------------------------------------------------------

Total:                          1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                               Number                         % of                                Average
                                   of            Total       Total    Weighted        Weighted   Original
                             Mortgage          Current     Current     Average         Average    Subject % Full-Alt   FICO
Prepayment Penalty Term         Loans      Balance ($)     Balance  Coupon (%)  Net Coupon (%)    LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

0                                 848   204,088,878.39       65.04       5.679           5.405      75.88       36.1    721
4                                   1       333,700.00        0.11       5.750           5.500      64.80        0.0    730
5                                   1       400,000.00        0.13       5.375           5.125      61.54      100.0    675
6                                  34    12,715,539.37        4.05       5.872           5.622      75.64       26.0    734
7                                   1       182,400.00        0.06       5.625           5.375      80.00      100.0    680
8                                  12     3,184,536.16        1.01       5.272           5.022      52.80        0.0    717
12                                  3     1,513,988.99        0.48       6.298           6.048      72.39        0.0    738
36                                186    40,355,787.18       12.86       5.862           5.612      76.00       40.5    718
60                                202    51,028,345.19       16.26       5.837           5.587      77.55       31.5    711
---------------------------------------------------------------------------------------------------------------------------

Total:                          1,288   313,803,175.28      100.00       5.735           5.469      75.88       35.1    720
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Sep 13, 2004 11:54                                               Page 10 of 10

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Mortgage Rates (%)               Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                        7    1,961,234.21        0.90       2.424          2.049       71.52       69.4    737
2.501 - 3.000                       27    7,707,794.54        3.54       2.867          2.492       68.34       69.3    721
3.001 - 3.500                      107   33,232,851.27       15.25       3.373          2.998       72.56       74.4    722
3.501 - 4.000                      204   62,983,725.27       28.90       3.820          3.466       74.04       62.1    724
4.001 - 4.500                      100   32,737,012.73       15.02       4.327          3.960       72.65       35.8    715
4.501 - 5.000                       97   31,144,392.04       14.29       4.813          4.438       75.77       26.3    706
5.001 - 5.500                       92   28,896,364.26       13.26       5.326          4.953       78.52       21.1    698
5.501 - 6.000                       67   18,938,603.42        8.69       5.801          5.426       79.89       23.5    703
6.001 - 6.500                        3      362,150.00        0.17       6.170          5.795       83.59        0.0    743
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 6.250%
Weighted Average: 4.299%
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Net Coupon (%)                   Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                        1      600,000.00        0.28       2.250          1.875       80.00        0.0    688
2.001 - 2.500                       25    6,007,323.13        2.76       2.716          2.341       66.84       73.5    737
2.501 - 3.000                       64   21,335,014.96        9.79       3.231          2.856       72.80       74.1    719
3.001 - 3.500                      204   61,511,568.10       28.22       3.701          3.334       72.79       70.7    721
3.501 - 4.000                      115   39,848,160.93       18.28       4.140          3.791       73.60       32.9    723
4.001 - 4.500                      115   34,827,299.59       15.98       4.699          4.326       75.40       35.4    703
4.501 - 5.000                       78   26,342,374.39       12.09       5.202          4.829       78.48       24.8    704
5.001 - 5.500                       94   25,652,137.99       11.77       5.693          5.318       79.26       20.8    705
5.501 - 6.000                        8    1,840,248.65        0.84       6.033          5.658       82.82        0.0    686
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 5.875%
Weighted Average: 3.932%
---------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 1 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
Current Mortgage Loan         Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Principal Balance (%)            Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   35    2,852,935.41        1.31       4.583          4.212       74.77       54.2    718
100,000.01 - 200,000.00            233   35,017,516.58       16.07       4.345          3.972       76.88       63.8    711
200,000.01 - 300,000.00            157   38,594,745.74       17.71       4.264          3.894       76.43       54.8    715
300,000.01 - 400,000.00            121   41,786,235.86       19.17       4.314          3.955       76.51       44.6    715
400,000.01 - 500,000.00             62   27,504,585.18       12.62       4.171          3.804       73.97       50.5    713
500,000.01 - 600,000.00             34   18,816,296.25        8.63       4.251          3.890       75.84       38.2    714
600,000.01 - 700,000.00             28   17,911,060.96        8.22       4.429          4.063       75.30       32.1    713
700,000.01 - 800,000.00              9    6,886,600.00        3.16       4.193          3.818       66.89       21.6    752
800,000.01 - 900,000.00              5    4,203,899.47        1.93       4.477          4.102       66.08       39.9    703
900,000.01 - 1,000,000.00           11   10,710,552.29        4.91       4.577          4.202       71.97       36.1    714
1,000,000.01 - 1,500,000.00          7    8,679,700.00        3.98       4.238          3.863       70.88       40.6    703
1,500,000.01 >=                      2    5,000,000.00        2.29       3.900          3.525       60.98        0.0    717
----------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
----------------------------------------------------------------------------------------------------------------------------
Minimum: 45,000.00
Maximum: 3,000,000.00
Average: 309,608.14
Total: 217,964,127.74
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
Current Mortgage Loan         Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Principal Balance (%)            Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
601 - 625                            9    2,135,759.04        0.98       4.430          4.084       82.27       49.2    620
626 - 650                           31    7,817,651.07        3.59       4.690          4.315       77.22       64.6    642
651 - 675                          117   37,907,428.04       17.39       4.471          4.101       76.89       46.7    664
676 - 700                          125   40,404,268.51       18.54       4.430          4.060       75.08       37.1    689
701 - 725                          138   44,115,271.93       20.24       4.311          3.943       75.00       44.2    712
726 - 750                          111   33,670,905.32       15.45       4.225          3.857       72.68       39.4    738
751 - 775                          111   32,888,667.67       15.09       4.000          3.636       73.51       59.0    762
776 - 800                           54   15,477,587.77        7.10       4.154          3.787       74.19       49.8    787
801 - 825                            8    3,546,588.39        1.63       4.009          3.685       68.28       66.7    807
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 612
Maximum: 817
Non-Zero Weighted Average: 714
---------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 2 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Documentation Level              Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
Full                               318   78,584,012.01       36.05       4.057          3.686       75.40      100.0    713
Limited                            165   63,477,833.53       29.12       4.253          3.898       72.65        0.0    715
No Income Verifier                 103   31,628,648.81       14.51       5.156          4.781       78.60        0.0    715
Alternative                         58   22,454,661.47       10.30       3.617          3.242       76.60      100.0    727
No Documentation                    26   10,956,756.82        5.03       4.331          3.956       61.65        0.0    715
No Ratio                            32   10,491,205.10        4.81       5.201          4.830       80.37        0.0    692
Lite                                 2      371,010.00        0.17       5.356          4.981       81.91        0.0    697
---------------------------------------------------------------------------------------------------------------------------
Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
Original                      Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Loan-to-Value Ratio (%)          Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
<= 30.00                             1      100,000.00        0.05       3.750          3.375       22.22      100.0    719
30.01 - 35.00                        6    1,309,810.50        0.60       3.349          2.982       33.32       68.1    744
35.01 - 40.00                        3    1,128,216.62        0.52       3.085          2.710       36.91       29.2    738
40.01 - 45.00                        5    1,719,104.74        0.79       3.966          3.591       43.05       71.3    738
45.01 - 50.00                        5    1,181,750.00        0.54       3.900          3.553       47.30       35.4    763
50.01 - 55.00                        7    2,575,260.34        1.18       3.757          3.382       53.16        6.4    708
55.01 - 60.00                       16    6,230,800.77        2.86       3.995          3.620       57.95       35.8    718
60.01 - 65.00                       46   22,240,532.29       10.20       4.017          3.648       62.69       28.5    724
65.01 - 70.00                       68   23,188,888.15       10.64       4.118          3.752       68.72       48.7    713
70.01 - 75.00                       61   24,322,756.62       11.16       4.059          3.695       73.83       46.6    720
75.01 - 80.00                      437  122,440,990.26        5.17       4.471          4.104       79.70       48.9    713
80.01 - 85.00                        9    3,309,440.00        1.52       4.556          4.181       83.33       38.6    688
85.01 - 90.00                       24    4,433,516.22        2.03       4.501          4.129       89.80       66.3    699
90.01 - 95.00                       15    3,487,061.23        1.60       4.367          3.992       94.89       65.2    675
95.01 - 100.00                       1      296,000.00        0.14       5.250          4.875       99.00      100.0    620
----------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
----------------------------------------------------------------------------------------------------------------------------
Minimum: 22.22%
Maximum: 99.00%
Weighted Average by Current Balance: 74.75%
----------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 3 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
Coverage on Loans with              of           Total       Total    Weighted       Weighted    Original
Original Loan-to-Value        Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Ratios above 80%                 Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
N                                    2    1,856,900.00       16.11       4.672          4.297       86.75       36.2    680
Y                                   47    9,669,117.45       83.89       4.462          4.088       90.29       63.2    688
---------------------------------------------------------------------------------------------------------------------------

Total:                              49   11,526,017.45      100.00       4.495          4.122       89.72       58.9    686
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
Geographic                          of           Total       Total    Weighted       Weighted    Original
Distribution                  Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
by Balance                       Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
California                         199   87,290,909.17       40.05       4.461          4.092       72.87       30.5    714
Florida                             39   14,755,037.29        6.77       4.487          4.112       76.59       43.5    714
Virginia                            45   13,329,658.67        6.12       3.765          3.422       76.60       64.8    723
Georgia                             56   12,074,346.68        5.54       3.917          3.545       78.85       72.1    697
Arizona                             49   11,597,793.46        5.32       4.440          4.068       74.61       51.4    710
Michigan                            49   11,468,299.59        5.26       3.612          3.237       70.91       79.1    731
Maryland                            32   10,875,305.43        4.99       4.182          3.824       76.37       57.2    713
New Jersey                          28    8,288,087.48        3.80       4.247          3.882       74.94       55.1    715
Ohio                                35    5,356,183.01        2.46       4.581          4.225       79.90       71.9    703
Washington                          18    4,260,575.42        1.95       4.592          4.217       73.03       54.1    739
Other                              154   38,667,931.54       17.74       4.301          3.932       76.50       48.3    714
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 37
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Purpose                          Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
Purchase                           368  117,307,044.26       53.82       4.391          4.026       77.47       42.5    720
Refinance - Rate Term              197   50,455,566.78       23.15       4.101          3.732       71.78       61.6    713
Refinance - Cashout                139   50,201,516.70       23.03       4.285          3.914       71.37       40.0    703
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 4 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Property Type                    Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence            435  133,254,413.55       61.14       4.295          3.925       74.76       46.2    715
Planned Unit Development           181   60,417,087.30       27.72       4.327          3.965       74.71       45.9    713
Condominium                         72   17,561,853.79        8.06       4.322          3.956       75.32       51.7    719
2 Family                            13    5,786,622.70        2.65       4.224          3.861       73.43       30.1    707
Townhouse                            2      544,150.40        0.25       3.037          2.662       78.30      100.0    720
4 Family                             1      400,000.00        0.18       3.375          3.000       64.52      100.0    705
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Occupancy                        Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
Primary                            615    192,347,416.71     88.25       4.287          3.920       75.09       46.7   713
Investment                          63     18,479,342.40      8.48       4.584          4.209       71.74       35.5   716
Second Home                         26      7,137,368.63      3.27       3.900          3.534       73.16       64.2   738
---------------------------------------------------------------------------------------------------------------------------
Total:                             704    217,964,127.74    100.00       4.299          3.932       74.75       46.4   714
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
Remaining Term                Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
to Stated Maturity               Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
235 - 237                            1      418,134.12        0.19       3.000          2.625       33.62        0.0    738
298 - 300                            1      125,600.00        0.06       3.500          3.125       80.00      100.0    726
349 - 351                            1      119,920.86        0.06       3.250          2.875       80.00      100.0    704
352 - 354                            1      384,853.91        0.18       5.250          5.000       76.92        0.0    742
355 - 357                          270   77,422,599.12       35.52       4.420          4.046       74.30       44.8    713
358 - 360                          430  139,493,019.73       64.00       4.235          3.871       75.10       47.4    715
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 360
Weighted Average: 357
---------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 5 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Product Type                     Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
1 Yr IO - ARM - 6 Mo Libor          34   11,392,712.71        5.23       3.850          3.475       75.63       92.2    726
10 Yr IO - ARM - 6 Mo Libor        432  139,511,191.14       64.01       4.107          3.742       73.45       47.3    717
5 Yr IO - ARM - 6 Mo Libor         188   49,149,431.74       22.55       5.031          4.659       78.45       30.8    710
6 Mo IO - ARM - 6 Mo Libor           6    2,270,085.00        1.04       4.147          3.772       81.98       46.0    686
ARM - 6 Mo Libor                    44   15,640,707.15        7.18       4.070          3.695       72.93       53.4    704
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Index Type                       Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                    704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 6 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Gross Margin (%)                 Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
1.000                                1      600,000.00        0.28       2.250          1.875       80.00        0.0    688
1.250                               16    3,096,638.90        1.42       2.690          2.315       66.39       96.3    750
1.375                                3      550,000.00        0.25       2.721          2.346       78.52      100.0    744
1.500                                4    2,463,500.00        1.13       2.898          2.523       65.14       67.6    714
1.625                               10    3,741,962.01        1.72       3.103          2.728       76.62      100.0    721
1.750                                6    2,329,750.40        1.07       3.216          2.841       75.24      100.0    744
1.875                               18    4,412,350.00        2.02       3.357          2.982       72.81       57.4    715
2.000                              196   51,239,884.24       23.51       4.938          4.566       78.19       36.6    709
2.125                              103   31,464,749.08       14.44       3.795          3.468       74.09       63.1    733
2.250                              187   68,031,073.92       31.21       4.250          3.875       72.54       43.4    711
2.375                               11    2,254,500.00        1.03       3.582          3.207       77.86       78.6    709
2.500                               18    8,537,075.95        3.92       4.274          3.899       74.05       29.9    725
2.625                                3      452,100.00        0.21       3.706          3.331       79.99       54.3    721
2.750                               49   18,801,994.05        8.63       4.168          3.793       71.91       55.0    715
2.875                                1      344,000.00        0.16       4.250          3.875       80.00        0.0    712
3.000                               27    7,016,246.45        3.22       4.374          3.999       75.97       34.3    716
3.250                               33    6,778,030.00        3.11       5.195          4.820       83.62       18.6    671
3.500                                6    1,722,808.45        0.79       5.027          4.652       79.18        0.0    714
3.625                                2      687,750.00        0.32       4.504          4.129       70.00       50.9    665
4.000                                2      406,716.62        0.19       5.144          4.769       68.62       28.2    681
4.375                                4    1,176,661.75        0.54       5.625          5.250       80.00        0.0    678
4.500                                2    1,047,062.27        0.48       5.750          5.375       80.00        0.0    707
4.750                                2      809,273.65        0.37       6.000          5.625       80.00        0.0    660
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 4.750%
Weighted Average: 2.281%
---------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 7 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Initial Periodic Cap (%)         Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------
1.000                              483  151,315,342.55       69.42       4.541          4.167       75.53       38.5    708
3.500                                2      675,200.00        0.31       5.371          4.996       80.00        0.0    745
4.000                                1      292,000.00        0.13       5.250          4.875       80.00        0.0    706
4.375                                1      144,000.00        0.07       5.625          5.250       80.00        0.0    640
4.750                                1      568,000.00        0.26       6.000          5.625       80.00        0.0    655
5.000                                1      324,800.00        0.15       5.125          4.750       80.00        0.0    728
6.000                               33   12,666,894.89        5.81       3.798          3.423       77.16       62.6    715
8.250                                1      432,644.00        0.20       3.750          3.375       80.00        0.0    697
8.500                                1      111,745.25        0.05       4.000          3.625       77.10      100.0    675
99.000                             180   51,433,501.05       23.60       3.669          3.323       71.59       67.7    734
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 8.500%
Weighted Average: 1.443%


---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                Number                        % of                                Average
                                    of           Total       Total    Weighted       Weighted    Original
                              Mortgage         Current     Current     Average        Average     Subject % Full-Alt   FICO
Periodic Cap (%)                 Loans     Balance ($)     Balance  Coupon (%) Net Coupon (%)     LTV (%)        Doc  Score
---------------------------------------------------------------------------------------------------------------------------

1.000                              484  151,285,245.12       69.41       4.537          4.163       75.59       38.8    708
2.000                                3    1,035,800.00        0.48       5.414          5.039       78.19       32.4    743
2.250                                1      111,745.25        0.05       4.000          3.625       77.10      100.0    675
3.000                                1      113,600.00        0.05       4.125          3.750       80.00        0.0    746
6.000                               34   13,551,592.32        6.22       3.967          3.592       76.84       52.2    709
8.250                                1      432,644.00        0.20       3.750          3.375       80.00        0.0    697
99.000                             180   51,433,501.05       23.60       3.669          3.323       71.59       67.7    734
---------------------------------------------------------------------------------------------------------------------------

Total:                             704  217,964,127.74      100.00       4.299          3.932       74.75       46.4    714
---------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 8.250%
Weighted Average: 1.434%




-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 8 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================



                                                                                                           Weighted
                              Number                            % of                                        Average
                                  of               Total       Total       Weighted           Weighted     Original
                            Mortgage             Current     Current        Average            Average      Subject
Lifetime Rate Cap (%)          Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)
----------------------------------------------------------------------------------------------------------------------
5.000                              4        1,079,880.05        0.50          4.615              4.240        78.94
5.125                             28        7,978,519.96        3.66          5.875              5.500        79.98
5.250                              9        2,603,689.70        1.19          5.750              5.375        79.13
5.375                             10        2,398,821.09        1.10          5.625              5.250        79.13
5.500                             22        5,568,979.09        2.55          5.500              5.125        78.30
5.625                             11        2,692,092.62        1.24          5.375              5.000        78.80
5.750                             15        3,590,912.68        1.65          5.250              4.888        79.64
5.875                              4        1,019,549.95        0.47          5.125              4.750        79.38
5.970                              1          815,500.00        0.37          5.375              5.000        70.00
6.000                            309      106,108,784.11       48.68          4.310              3.935        74.22
6.125                             11        2,997,444.36        1.38          4.875              4.500        75.04
6.250                              6        2,207,778.86        1.01          4.750              4.375        79.96
6.375                              4        1,144,149.99        0.52          4.625              4.250        79.06
6.500                             18        3,865,969.17        1.77          4.500              4.150        78.21
6.625                              9        2,524,911.03        1.16          4.375              4.000        79.46
6.750                              3          703,200.00        0.32          4.250              3.875        79.91
6.875                              2          189,795.65        0.09          4.125              3.750        73.79
7.000                              8        2,216,055.11        1.02          3.959              3.584        76.94
7.125                              7        1,202,431.92        0.55          3.875              3.500        79.55
7.250                              6        2,194,077.21        1.01          3.340              2.965        78.72
7.375                              2          308,500.00        0.14          3.625              3.250        76.72
7.750                              1          200,000.00        0.09          4.250              3.875        66.67
7.875                              3        1,334,331.54        0.61          4.125              3.875        73.79
8.000                             14        4,232,537.45        1.94          4.000              3.717        76.54
8.125                             42       12,514,988.18        5.74          3.875              3.537        77.17
8.250                             43       13,829,935.86        6.35          3.750              3.405        73.72
8.375                             19        5,099,407.69        2.34          3.625              3.262        64.55
8.500                             26        7,031,907.09        3.23          3.508              3.133        69.58
8.625                             16        4,202,484.15        1.93          3.375              3.000        66.47
8.750                              8        2,952,359.84        1.35          3.250              2.875        74.53
8.875                              5        2,529,202.57        1.16          3.125              2.750        77.17
9.000                              3        1,114,950.00        0.51          3.000              2.625        74.37
9.125                              8        1,441,700.00        0.66          2.875              2.500        68.90
9.250                              5        1,512,000.00        0.69          2.750              2.375        53.72
9.375                              2          337,204.69        0.15          2.625              2.250        63.48
9.500                              5        1,175,234.21        0.54          2.500              2.125        66.55
11.625                             1          252,000.00        0.12          4.625              4.250        80.00
11.997                             1          335,200.00        0.15          5.875              5.500        80.00
12.000                            13        4,457,641.92        2.05          5.459              5.084        79.22
----------------------------------------------------------------------------------------------------------------------
Total:                           704      217,964,127.74      100.00          4.299              3.932        74.75
----------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 12.000%
Weighted Average: 6.777%
----------------------------------------------------------------------------------------------------------------------


                            % Full-Alt        FICO
Lifetime Rate Cap (%)              Doc       Score
---------------------------------------------------
5.000                              0.0         712
5.125                             33.0         707
5.250                              6.0         714
5.375                             38.4         701
5.500                             14.2         709
5.625                             32.7         720
5.750                             39.7         694
5.875                             38.5         675
5.970                              0.0         643
6.000                             41.8         708
6.125                             15.0         724
6.250                             34.2         729
6.375                              0.0         678
6.500                             71.2         707
6.625                              7.3         703
6.750                             13.7         722
6.875                             58.0         720
7.000                             40.9         750
7.125                             63.2         704
7.250                             47.0         690
7.375                             34.4         697
7.750                              0.0         725
7.875                              7.8         740
8.000                             35.4         736
8.125                             68.9         738
8.250                             75.6         725
8.375                             78.6         740
8.500                             73.9         724
8.625                             65.3         729
8.750                             85.3         747
8.875                            100.0         731
9.000                            100.0         681
9.125                             92.0         731
9.250                             47.2         747
9.375                            100.0         748
9.500                            100.0         759
11.625                             0.0         683
11.997                             0.0         817
12.000                             0.0         683
---------------------------------------------------
Total:                            46.4         714
---------------------------------------------------
Minimum: 5.000%
Maximum: 12.000%
Weighted Average: 6.777%
---------------------------------------------------




-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 9 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================



                                                                                                                       Weighted
                                          Number                            % of                                        Average
                                              of               Total       Total       Weighted           Weighted     Original
                                        Mortgage             Current     Current        Average            Average      Subject
Maximum Mortgage Rates (%)                 Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                                  1          353,921.50        0.16          3.000              2.625        75.00
8.001 - 9.000                                 10        3,196,976.90        1.47          2.877              2.502        73.53
9.001 - 10.000                               114       38,605,899.12       17.71          3.613              3.238        73.79
10.001 - 11.000                              314       93,591,702.56       42.94          4.820              4.447        75.81
11.001 - 12.000                              246       76,696,890.49       35.19          3.991              3.635        73.62
12.001 - 13.000                                4          473,895.25        0.22          5.658              5.283        82.06
15.001 - 16.000                                2          433,831.80        0.20          3.862              3.487        71.98
16.001 - 17.000                                2          592,000.00        0.27          4.769              4.394        80.00
17.001 - 18.000                               11        4,019,010.12        1.84          5.716              5.341        80.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       704      217,964,127.74      100.00          4.299              3.932        74.75
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 18.000%
Weighted Average: 11.076%
---------------------------------------------------------------------------------------------------------------------------------





                                        % Full-Alt      FICO
Maximum Mortgage Rates (%)                     Doc     Score
-------------------------------------------------------------
7.001 - 8.000                                  0.0       683
8.001 - 9.000                                 63.7       721
9.001 - 10.000                                60.8       711
10.001 - 11.000                               31.9       710
11.001 - 12.000                               59.4       723
12.001 - 13.000                               23.6       727
15.001 - 16.000                                0.0       663
16.001 - 17.000                                0.0       678
17.001 - 18.000                                0.0       697
-------------------------------------------------------------
Total:                                        46.4       714
-------------------------------------------------------------
Minimum: 8.000%
Maximum: 18.000%
Weighted Average: 11.076%
-------------------------------------------------------------



                                                                                                                       Weighted
                                          Number                            % of                                        Average
                                              of               Total       Total       Weighted           Weighted     Original
                                        Mortgage             Current     Current        Average            Average      Subject
Months to Next Rate Adjustment             Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
0 - 5                                        696      215,534,173.83       98.89          4.293              3.926        74.81
6 - 11                                         8        2,429,953.91        1.11          4.837              4.482        69.21
---------------------------------------------------------------------------------------------------------------------------------
Total:                                       704      217,964,127.74      100.00          4.299              3.932        74.75
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average: 4
---------------------------------------------------------------------------------------------------------------------------------


                                        % Full-Alt      FICO
Months to Next Rate Adjustment                 Doc     Score
-------------------------------------------------------------
0 - 5                                         46.6       714
6 - 11                                        20.9       720
-------------------------------------------------------------
Total:                                        46.4       714
-------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average: 4
-------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                      Number                            % of                                        Average
                          of               Total       Total       Weighted           Weighted     Original
                    Mortgage             Current     Current        Average            Average      Subject   % Full-Alt      FICO
Interest Only          Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)          Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
N                         44       15,640,707.15        7.18          4.070              3.695        72.93         53.4       704
Y                        660      202,323,420.59       92.82          4.317              3.950        74.89         45.8       715
----------------------------------------------------------------------------------------------------------------------------------
Total:                   704      217,964,127.74      100.00          4.299              3.932        74.75         46.4       714
----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 10 of 11

                                                                MORGAN STANLEY
                                                                   704 records
MSM 2004-8AR Group 3 6 Month Arms                         Balance: 217,964,128
==============================================================================



                                                                                                                      Weighted
                                         Number                            % of                                        Average
                                             of               Total       Total       Weighted           Weighted     Original
                                       Mortgage             Current     Current        Average            Average      Subject
Prepayment Penalty Flag                   Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                           439      127,535,313.61       58.51          4.038              3.676        74.96
Y                                           265       90,428,814.13       41.49          4.667              4.293        74.44
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      704      217,964,127.74      100.00          4.299              3.932        74.75
--------------------------------------------------------------------------------------------------------------------------------


                                       % Full-Alt     FICO
Prepayment Penalty Flag                       Doc    Score
-----------------------------------------------------------
N                                            58.4      717
Y                                            29.4      710
-----------------------------------------------------------
Total:                                       46.4      714
-----------------------------------------------------------



                                                                                                                      Weighted
                                         Number                            % of                                        Average
                                             of               Total       Total       Weighted           Weighted     Original
                                       Mortgage             Current     Current        Average            Average      Subject
Prepayment Penalty Term                   Loans         Balance ($)     Balance     Coupon (%)     Net Coupon (%)      LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0                                           439      127,535,313.61       58.51          4.038              3.676        74.96
4                                             2          567,200.00        0.26          4.821              4.446        80.00
6                                            31       14,111,442.16        6.47          4.755              4.380        69.72
7                                             3        1,009,000.00        0.46          4.681              4.306        75.75
8                                             1          254,624.34        0.12          3.875              3.500        63.75
12                                           23        8,050,880.13        3.69          4.528              4.153        72.71
24                                            9        3,115,780.43        1.43          5.546              5.171        80.00
30                                            3          898,800.00        0.41          4.872              4.497        80.00
36                                          162       48,253,630.74       22.14          4.667              4.293        76.04
60                                           31       14,167,456.33        6.50          4.463              4.088        72.98
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      704      217,964,127.74      100.00          4.299              3.932        74.75
--------------------------------------------------------------------------------------------------------------------------------


                                    % Full-Alt     FICO
Prepayment Penalty Term                    Doc    Score
--------------------------------------------------------
0                                         58.4      717
4                                         43.6      761
6                                         17.8      711
7                                         20.1      678
8                                          0.0      755
12                                        23.4      707
24                                         4.5      702
30                                       100.0      722
36                                        33.2      710
60                                        33.1      715
--------------------------------------------------------
Total:                                    46.4      714
--------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Sep 14, 2004 16:55                                                Page 11 of 11